UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

Item 1. Reports to Stockholders. —

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Semi-Annual Report

April 30, 2014

Aberdeen

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) for the six months ended April 30, 2014. The Fund’s principal investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this investment objective by investing primarily in equity securities of emerging market smaller company issuers.

Total Return Performance

For the period ended April 30, 2014, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was -2.6% assuming reinvestment of dividends and distributions versus a return of 1.64% for the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index. The Fund’s total return for the six months ended April 30, 2014 and per annum since inception is based on the reported NAV on each period end.

Share Price and NAV

For the six months ended April 30, 2014, based on market price, the Fund’s total return was -4.2%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 34.4% over the six-month period, from $20.47 on October 31, 2013 to $13.43 on April 30, 2014, in part due to the significant distribution as detailed below. The Fund’s share price on April 30, 2014 represented a discount of 11.2% to the NAV per share of $15.13 on that date, compared with a discount of 9.8% to the NAV per share of $22.69 on October 31, 2013.

Elective Cash Distribution Results

On December 6, 2013, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $6.02616 per share of common stock, on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. This distribution represented the capital gains realized from sales of portfolio securities following the Fund’s change in investment policy. The distribution was payable in shares of the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders was limited to 60% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the cash distribution was pro-rated among all stockholders who made such requests. Shareholders who requested cash distributions received $4.37 per share or 72.60% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $13.09 per share, which equaled the average closing price of the Fund’s common shares on the NYSE MKT on January 23, 2014 and the two preceding trading days. Following the close of the elective stock distribution, the Fund issued 1,518,067 shares. Following the closing of the elective cash distribution, the Fund’s number of shares was 9,764,732.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2014, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenetf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact Aberdeen Asset Management Inc. by:

•             calling toll free at 1-866-839-5205 in the United States, or

•             emailing InvestorRelations@aberdeen-asset.com

•             visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usclosed/home;

•             visiting www.aberdeenetf.com

Yours sincerely,

Christian Pittard
President

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are in U.S. Dollars unless otherwise stated.

2	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Shares of smaller companies in emerging stock markets, as measured by the MSCI Emerging Markets Small Cap Index, rose and outperformed their larger counterparts, as measured by the MSCI Emerging Markets Index, over the six-month period ended April 30, 2014. Lingering worries over the impact of the U.S. Federal Reserve’s (the “Fed”) tapering of its asset purchase program and resurgent fears of a marked economic slowdown in China dampened investor sentiment at first, but markets later rebounded as these concerns eased. Expectations that the Chinese government will pump prime the economy following soft economic data and hopes of possible electoral changes in several developing countries provided further support.

Developing Asia led regional gains. Indian equities returned to favor after a sharp sell-off in 2013, given the marked improvement in its current accounts and the prospect of a fresh monetary policy change after the elections. Thailand, however, underperformed its regional peers, as months of political discord weighed on the domestic economy and stock market. The Thai army subsequently declared a coup shortly after a new caretaker prime minster took over from Yingluck Shinawatra. Latin American markets also lagged their peers in other regions, partly because of concerns that China’s slowing growth would depress commodity prices. Elsewhere, heightened political tension between Russia and the West over Crimea weighed on Central and Eastern Europe.

Fund performance review

At the stock level, Arezzo Industria e Comercio SA, Guinness Nigeria PLC and O’Key Group SA GDR, were the primary detractors from the Fund’s relative performance for the reporting period. The weak consumer environment in Brazil weighed on retailer Arezzo Industria e Comercio SA, while Guinness Nigeria PLC, a unit of UK alcoholic beverage group Diageo, reported disappointing results for the first half of its 2014 fiscal year owing to lackluster consumer spending and rising competition. Shares of Russian hypermarket operator O’Key Group SA GDR fell on profit-taking following its outperformance in 2013. The performance of the stock was also weighed down by the economic and political fallout from Russia’s intrusion into Ukraine.

Conversely, the holding in Hikma Pharmaceuticals PLC contributed to the Fund’s relative return as the Jordan-based drug-maker continued to benefit from improved profitability in its U.S. generics business. Semiconductor equipment maker ASM International NV also bolstered performance as its share price rallied on good results and speculation that the increasing adoption of atomic layer deposition technology in wafer processing would drive future earnings. Hana

Microelectronics PCL also was a contributor, as the Thai semiconductor components manufacturer benefited from solid fourth-quarter 2013 results driven by healthy revenues.

During the reporting period, we initiated a position in EPAM Systems, Inc., a U.S. high-quality software engineering and IT outsourcing group, in our view, on relative share price weakness. Political uncertainty in Ukraine, where almost one-third of EPAM Systems, Inc.’s workforce is located, had weighed on its share price. The stock subsequently recovered somewhat after management reassured investors via a conference call that the company remained fully operational. We also added to the position in Russia’s O’Key Group SA GDR on share price weakness, and participated in Parque Arauco SA’s capital issuance as the Chilean mall operator raised equity to fund its expansion. Against this, we exited the position in Carlsberg Malaysia as we believed that it had a relatively high valuation.

As discussed in previous reports, most of the Fund’s venture capital holdings are technology-oriented venture capital holdings. As of April 30, 2014, many of the Fund’s venture capital holdings have reached the end of their term and are now in wind down or liquidation. Over the past six months, BPA Israel Ventures and Emerging Market Ventures I, reached the end of their respective terms and are now in wind-down mode. Additionally, in January, 2014, Giza GE Venture Fund III entered its liquidation period following the end of its term. Four of the Fund’s other investments also remain in liquidation mode at the end of the period. Only two active venture capital holdings remain in the Fund at the end of the period, Neurone Ventures II and Telesoft Partners II QP, as well as one direct company holding in Vidyo, Inc. Trust.

Over the six month period, Neurone Ventures II increased in value by 250.3% driven wholly by EIPAT (formerly Shellcase), which successfully completed its Initial Public Offering on the Shanghai Stock Exchange in February 2014 at ¥19.2 per share. According to the stock price at the end of March 2014, Neurone Ventures II values EIPAT at 10.7 times cost, up from 1.0 times cost at the end of October 2013. Additionally, the value of Technology Crossover Ventures IV increased 214.4% during the period, driven by the fund’s sale of Fiberlink Communications to IBM in December 2013. Both holdings also increased in value over the six month period. This valuation increase was partially offset by the falling valuations of four holdings, in particular two liquidating funds, Giza GE Venture Fund III and Concord Fund I Liquidating Main Trust, which decreased 6.6% and 22.6%, respectively, as they continued to pursue exit opportunities for their remaining holdings and wind down their portfolios.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	3

Report of the Investment Manager (unaudited)

Venture capital holdings distributed an aggregate of $383,395 over the six month period. The largest distribution of $114,442 was from JP Morgan Latin America Capital Partners as it paid its final distribution in December 2013, marking a full exit for the Fund. The holding increased 20.1% in value from the end of October through to December 2013, and generated a final return of 0.95 times the Fund’s invested capital. At April 30, 2014, the Fund had 2.0% of its total capital commitment still unfunded. However, these are in liquidating investments and it is very unlikely that the General Partner will implement capital calls for new investments.

Outlook

In our opinion, emerging markets could remain unsettled in the coming months, despite relative calm in some markets. Uncertainty over the Fed’s monetary policy persists, while the continuing crisis in Ukraine and tense election campaigns in several developing countries have heightened geopolitical risks. We think that further turmoil in Ukraine could spill beyond regional economies and lead to a renewed bout of risk aversion in global financial markets. Also, while exports have picked up in recent months, we feel that the marginal uptick masks a divergence between regions; emerging Asia and Eastern Europe appear to be faring better than Latin America. However, we think that these headwinds may blow over. Evidence of economic rebalancing and hopes that elections will usher in more reforms have already helped certain markets rebound, including Indonesia and India. In China, the government has responded to slowing growth by accelerating railway investment, improving low-income housing, and extending tax breaks to small businesses. Although smaller than previous stimulus packages, we believe that these targeted measures may help support growth without undermining financial stability. Meanwhile, sentiment towards emerging markets appears to be improving as investors return to the asset class. At the corporate level, we generally expect earnings to recover as companies continue adjusting to the cyclical slowdown by refocusing on profitability and trimming excess costs.

Aberdeen Asset Managers Limited

4	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio Summary (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in Geographic classification, expressed as a percentage of net assets.

Geographic Asset Breakdown as of April 30, 2014

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2014:

Name of Security	Percentage of Net Assets
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3.0%
Aeon Co. (M) Bhd	2.9%
Parque Arauco SA	2.4%
SPAR Group Ltd.	2.3%
Clicks Group Ltd.	2.3%
BS Financial Group, Inc.	2.2%
Petra Foods Ltd.	2.2%
Cimsa Cimento Sanayi VE Tica	2.1%
Holcim Indonesia Tbk PT	2.1%
Arezzo Industria e Comercio SA	2.1%

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	5

Total Investment Return (unaudited)

The following table summarizes Fund performance compared to the MSCI Emerging Markets Small Cap Index,(1) the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods annualized as of April 30, 2014.(2)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-6.9%	2.3%	9.7%	10.7%
Market Value	-7.8%	2.3%	8.9%	10.8%
MSCI Emerging Markets Small Cap Index	-0.9%	-2.5%	15.4%	12.6%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s 1 year total investment return is based on the reported NAV on April 30, 2014. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return for the year is based on the reported NAV on financial reporting period ends. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenetf.com or by calling 866-839-5205.

The annualized gross expense ratio is 1.64%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.59%.

(1)         The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the small-cap segment of emerging markets. The MSCI Emerging Markets Small Cap Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey* and United Arab Emirates.

(2)         Effective March 15, 2013, the Fund’s investment strategy was changed to reflect a focus on global emerging markets smaller company issuers.

6	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2014

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES—98.3%
COMMON STOCKS—96.3%
BRAZIL—14.4%
COMMERCIAL SERVICES & SUPPLIES—1.2%
111,000	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	$1,719,946
HEALTH CARE PROVIDERS & SERVICES—1.9%
697,000	OdontoPrev SA	2,797,690
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.2%
173,155	Iguatemi Empresa de Shopping Centers SA	1,721,649
134,000	Multiplan Empreendimentos Imobiliarios SA	2,961,551
		4,683,200
ROAD & RAIL—1.9%
191,450	Localiza Rent a Car SA	2,859,193
SOFTWARE—1.5%
140,000	Totvs SA	2,286,086
SPECIALTY RETAIL—1.0%
140,000	Cia Hering	1,479,269
TEXTILES, APPAREL & LUXURY GOODS—2.1%
280,413	Arezzo Industria e Comercio SA	3,137,708
TRANSPORTATION INFRASTRUCTURE—1.6%
161,000	Wilson Sons Ltd., BDR	2,346,676
		21,309,768
CHILE—3.6%
INFORMATION TECHNOLOGY SERVICES—1.2%
745,000	Sonda SA	1,723,024
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.4%
2,013,849	Parque Arauco SA	3,604,374
		5,327,398
CHINA—2.6%
CHEMICALS—1.4%
2,070,000	Yingde Gases Group Co. Ltd.(a)	2,087,472
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
1,895,000	Yanlord Land Group Ltd.(a)	1,749,913
		3,837,385
HONG KONG—6.4%
BANKS—1.0%
1,000,000	Dah Sing Banking Group Ltd.(a)	1,494,711
HOTELS, RESTAURANTS & LEISURE—1.0%
450,000	Cafe de Coral Holdings Ltd.(a)	1,418,028
MARINE—1.1%
2,800,000	Pacific Basin Shipping Ltd.(a)	1,644,826
SPECIALTY RETAIL—1.1%
2,544,000	Giordano International Ltd.(a)	1,707,724

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	7

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
TEXTILES, APPAREL & LUXURY GOODS—1.1%
1,460,000	Texwinca Holdings Ltd.	$1,572,434
TRANSPORTATION INFRASTRUCTURE—1.1%
136,000	Hong Kong Aircraft Engineering Co. Ltd.(a)	1,581,921
		9,419,644
INDIA—9.1%
CHEMICALS—2.2%
290,000	Castrol (India) Ltd.(a)	1,428,390
85,000	Kansai Nerolac Paints Ltd.	1,789,770
		3,218,160
CONSTRUCTION MATERIALS—1.4%
581,000	Ramco Cements Ltd. (The)	2,083,085
INFORMATION TECHNOLOGY SERVICES—1.5%
311,074	MphasiS Ltd.	2,142,421
PERSONAL PRODUCTS—1.8%
204,372	Godrej Consumer Products Ltd.(a)	2,709,533
PHARMACEUTICALS—0.9%
154,500	Piramal Enterprises Ltd.(a)	1,393,400
ROAD & RAIL—1.3%
117,000	Container Corp. of India(a)	1,866,265
		13,412,864
INDONESIA—5.9%
BANKS—1.2%
15,300,000	Bank Permata Tbk PT*(a)	1,775,651
CONSTRUCTION MATERIALS—2.1%
12,840,000	Holcim Indonesia Tbk PT(a)	3,161,962
METALS & MINING—0.5%
2,579,400	Vale Indonesia Tbk PT(a)	794,525
TRADING COMPANIES & DISTRIBUTORS—2.1%
7,405,500	AKR Corporindo Tbk PT(a)	3,055,883
		8,788,021
JORDAN—1.4%
PHARMACEUTICALS—1.4%
75,806	Hikma Pharmaceuticals PLC(a)	1,989,289
KENYA—1.7%
BEVERAGES—1.7%
753,800	East African Breweries Ltd.	2,573,022
LEBANON—1.0%
BANKS—1.0%
162,000	BLOM Bank SAL, GDR	1,506,600

See Notes to Financial Statements.

8	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
MALAYSIA—7.5%
AUTOMOBILES—1.0%
640,200	Oriental Holdings Bhd	$1,529,187
BEVERAGES—1.3%
120,000	Fraser & Neave Holdings Bhd	661,461
300,000	Guinness Anchor Bhd(a)	1,324,163
		1,985,624
FOOD PRODUCTS—1.3%
240,000	United Plantations Bhd	1,859,440
MULTILINE RETAIL—2.9%
939,800	Aeon Co. (M) Bhd	4,236,367
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
1,666,800	SP Setia Bhd(a)	1,540,568
		11,151,186
MEXICO—3.0%
TRANSPORTATION INFRASTRUCTURE—3.0%
153,000	Grupo Aeroportuario del Centro Norte SAB de CV, ADR*	4,504,320
NETHERLANDS—1.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
60,000	ASM International NV(a)	2,625,803
NIGERIA—1.3%
BEVERAGES—1.3%
1,749,000	Guinness Nigeria PLC	1,862,334
OMAN—1.1%
BANKS—1.1%
262,000	BankMuscat SAOG, GDR	1,703,000
PHILIPPINES—1.9%
HOTELS, RESTAURANTS & LEISURE—1.9%
733,660	Jollibee Foods Corp.(a)	2,833,637
POLAND—1.9%
FOOD & STAPLES RETAILING—1.9%
215,898	Eurocash SA(a)	2,854,981
REPUBLIC OF SOUTH KOREA—3.5%
BANKS—2.2%
214,330	BS Financial Group, Inc.(a)	3,281,607
MULTILINE RETAIL—1.3%
9,000	Shinsegae Co. Ltd.(a)	1,953,986
		5,235,593
ROMANIA—1.6%
BANKS—1.6%
905,000	BRD-Groupe Societe Generale*	2,335,612

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
RUSSIA—3.0%
BEVERAGES—1.4%
133,150	Synergy Co.*(a)	$2,051,725
FOOD & STAPLES RETAILING—1.6%
270,532	O’Key Group SA, GDR(a)	2,388,164
		4,439,888
SINGAPORE—2.2%
FOOD PRODUCTS—2.2%
1,148,000	Petra Foods Ltd.	3,250,698
SOUTH AFRICA—9.6%
CHEMICALS—1.7%
1,303,000	African Oxygen Ltd.	2,562,527
DIVERSIFIED FINANCIAL SERVICES—1.8%
284,059	JSE Ltd.	2,605,551
FOOD & STAPLES RETAILING—4.6%
555,832	Clicks Group Ltd.	3,389,252
290,735	SPAR Group Ltd.(a)	3,415,937
		6,805,189
HOTELS, RESTAURANTS & LEISURE—1.5%
196,384	City Lodge Hotels Ltd.	2,302,736
		14,276,003
SRI LANKA—1.3%
INDUSTRIAL CONGLOMERATES—1.3%
1,023,076	John Keells Holdings PLC(a)	1,858,550
THAILAND—5.8%
CONSTRUCTION MATERIALS—1.2%
148,000	Siam City Cement PCL, Foreign Shares (a)	1,767,912
ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS—1.4%
2,072,000	Hana Microelectronics PCL, Foreign Shares (a)	2,064,957
HEALTH CARE PROVIDERS & SERVICES—1.1%
520,000	Bumrungrad Hospital PCL, Foreign Shares (a)	1,580,280
MEDIA—1.1%
1,000,000	BEC World PCL, Foreign Shares (a)	1,693,954
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
1,020,000	Central Pattana PCL, Foreign Shares (a)	1,432,273
		8,539,376
TURKEY—4.7%
BANKS—1.1%
1,627,000	Turk Ekonomi Bankasi AS*(a)	1,606,892

See Notes to Financial Statements.

10	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2014

Shares		Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
CONSTRUCTION MATERIALS—2.1%
550,702		Cimsa Cimento Sanayi VE Tica(a)	$3,216,741
INSURANCE—1.5%
1,593,000		Aksigorta AS(a)	2,196,830
			7,020,463
			142,665,436
VENTURE CAPITAL—1.9%
GLOBAL—0.9%
7,248,829	(b)	Emerging Markets Ventures I, L.P.*(c)(d)(e)	300,102
2,400,000	(b)	Telesoft Partners II QP, L.P.*(d)(e)	1,100,736
			1,400,838
ISRAEL—1.0%
1,674,587	(b)	BPA Israel Ventures, LLC*(c)(d)(e)	364,239
2,000,000	(b)	Concord Fund I Liquidating Main Trust*(d)(e)	79,400
2,750,000	(b)	Giza GE Venture Fund III, L.P.*(d)(e)	255,145
761,184	(b)	Neurone Ventures II, L.P.*(d)(e)	481,114
1,280,969	(b)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG*(d)(e)	99,378
720,501	(b)	Vidyo, Inc. Trust*(d)(e)	90,668
1,375,001	(b)	Walden-Israel Ventures III, L.P.*(d)(e)	45,843
			1,415,787
			2,816,625
WARRANTS—0.1%
SRI LANKA—0.1%
INDUSTRIAL CONGLOMERATES—0.1%
81,028		John Keells Holdings PLC, expires 11/11/16*	44,657
81,028		John Keells Holdings PLC, expires 11/12/15*	41,308
			85,965
		Total Long-Term Equity Securities in Emerging Countries—98.3% (cost $165,130,773)	145,558,026
LONG-TERM EQUITY SECURITIES IN DEVELOPED COUNTRIES—0.9%
COMMON STOCKS—0.9%
UNITED STATES—0.9%
INFORMATION TECHNOLOGY SERVICES—0.9%
44,562		EPAM Systems, Inc.*	1,387,215

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	11

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2014

Shares		Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN DEVELOPED COUNTRIES (continued)
VENTURE CAPITAL—0.0%
UNITED STATES—0.0%
1,952,000	(b)	Technology Crossover Ventures IV, L.P.*(c)(d)(e)	$7,613
			7,613
		Total Long-Term Equity Securities in Developed Countries—0.9% (cost $1,962,739)	1,394,828
		Total Investments—99.2% (cost $167,093,512)(f)	146,952,854
		Other Assets in Excess of Liabilities—0.8%	1,206,717
		Net Assets—100.0%	$148,159,571

*                        Non-income producing security.

(a)              Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)             Represents contributed capital.

(c)              As of April 30, 2014, the aggregate amount of open commitments for the Fund is $1,524,584.

(d)             Illiquid security.

(e)              Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.

(f)                See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

ADR  American Depositary Receipt

BDR  Brazilian Depositary Receipt

GDR  Global Depositary Receipt

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2014

Assets
Investments, at value (cost $167,093,512)	$146,952,854
Foreign currency, at value (cost $526,868)	527,447
Cash	493,624
Dividends receivable	466,425
Prepaid expenses	7,246
Total assets	148,447,596
Liabilities
Investment management fees payable (Note 3)	125,305
Director fees payable	12,671
Administration fees payable (Note 3)	9,650
Payable for investments purchased	6,883
Investor relations fees payable (Note 3)	6,837
Accrued expenses	126,679
Total liabilities	288,025

Net Assets	$148,159,571

Composition of Net Assets:
Common stock (par value $.001 per share)	$9,765
Paid-in capital in excess of par	164,382,145
Accumulated net investment income	889,804
Accumulated net realized gain from investment and foreign currency transactions	3,015,205
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currencies	(20,137,348)
Net Assets	$148,159,571
Net asset value per common share based on 9,764,732 shares issued and outstanding	$15.17	(a)

(a)         The NAV shown above differs from the traded NAV on April 30, 2014 due to financial statement rounding and/or financial statement adjustments.

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	13

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2014

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $204,484)	$2,061,768
2,061,768

Expenses
Investment management fee (Note 3)	804,363
Directors’ fees and expenses	91,037
Custodian’s fees and expenses	87,183
Reports to shareholders and proxy solicitation	37,586
Legal fees and expenses	33,644
Investor relations fees and expenses (Note 3)	33,254
Independent auditors’ fees and expenses	24,596
Administration fee (Note 3)	22,061
Insurance expense	21,155
Transfer agent’s fees and expenses	15,044
Miscellaneous	35,015
Total expenses	1,204,938
Less: Fee waivers (Note 3)	(32,995)
Net expenses	1,171,943

Net Investment Income	889,825

Realized/Unrealized Gain/(Loss) from Investments:
Net realized gain/(loss) from:
Investment transactions(a)	(4,458,302)
Foreign currency transactions	(12,080)
(4,470,382)

Net change in unrealized appreciation/(depreciation) on:
Investments	(5,587,738)
Foreign currency translation	5,462
(5,582,276)
Net realized and unrealized loss from investment and foreign currency transactions	(10,052,658)
Net Decrease in Net Assets Resulting from Operations	$(9,162,833)

(a)              Includes realized gain portion of distributions from underlying venture capital investments of $142,254.

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31, 2013
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$889,825	$1,875,459
Net realized gain/(loss) on investments and foreign currency related transactions	(4,470,382)	48,017,991
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(5,582,276)	(48,762,895)
Net increase/(decrease) in net assets resulting from operations	(9,162,833)	1,130,555
Distributions to Shareholders from:
Net investment income	(1,428,487)	(3,224,149)
Net realized gains	(48,267,235)	—
Net decrease in net assets from distributions	(49,695,722)	(3,224,149)
Common Stock Transactions:
Issuance of 1,518,067 and 0 shares, respectively, due to stock distribution (Note 5)	19,871,497	—
Change in net assets from common stock transactions	19,871,497	—
Change in net assets resulting from operations	(38,987,058)	(2,093,594)
Net Assets:
Beginning of period	187,146,629	189,240,223
End of period (including accumulated net investment income of $889,804 and $1,428,466, respectively)	$148,159,571	$187,146,629

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	15

Financial Highlights

	For the Six Months Ended Aprl 30, 2014	For the Fiscal Years Ended October 31,
	(unaudited)	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE(a)
Net asset value per common share, beginning of period	$22.69	$22.95	$20.02	$20.86	$17.99	$15.24
Net investment income	0.10	0.23	0.42	0.41	0.57	0.40
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(1.55)	(0.10)	2.85	(0.72)	2.69	2.71
Total from investment operations applicable to common shareholders	(1.45)	0.13	3.27	(0.31)	3.26	3.11
Distributions to common shareholders from:
Net investment income	(0.17)	(0.39)	(0.34)	(0.53)	(0.39)	(0.36)
Net realized gains	(5.85)	—	—	—	—	—
Total distributions	(6.02)	(0.39)	(0.34)	(0.53)	(0.39)	(0.36)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	(0.05)	—	—	—	—	—
Net asset value per common share, end of period	$15.17	$22.69	$22.95	$20.02	$20.86	$17.99
Market value, end of period	$13.43	$20.47	$20.65	$18.03	$19.08	$15.95
Total Investment Return Based on(b):
Market value	-4.19%	1.04%	16.56%	-2.76%	22.35%	29.52%
Net asset value	-2.36% (c)	0.77%	16.67%	-1.24%	18.60%	21.35%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$148,160	$187,147	$189,240	$165,075	$172,030	$148,328
Average net assets applicable to common shareholders (000 omitted)	$148,500	$190,084	$175,613	$169,025	$157,099	$131,494
Net operating expenses, net of fee waivers	1.59% (d)	1.47%	1.43%	1.50%	1.53%	1.43%
Net operating expenses, excluding fee waivers	1.64% (d)	1.52%	1.48%	1.55%	1.61%	1.48%
Net investment income	1.21% (d)	0.99%	1.97%	2.00%	2.97%	2.51%
Portfolio turnover	5.39%	99.18%	5.14%	49.48%	5.36%	90.65%

(a)             Based on average shares outstanding.

(b)            Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)             The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(d)             Annualized.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

16	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2014

1. Organization

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) was incorporated in Maryland on October 12, 1993, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ETF”.

The Fund’s name reflects the new investment policies which were approved by the Fund’s Board of Directors (the “Board”) and also by shareholders at a Special Meeting of Shareholders on March 14, 2013. As a result of these policy changes, effective March 15, 2013, the Fund’s new investment policies are as follows:

As a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund’s investment adviser (the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy can be companies that, at the time of purchase, have a market capitalization of less than $5 billion.

The approved changes have not altered the Fund’s investment objective of seeking long-term capital appreciation.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

The Fund also invests in venture capital private placement securities, which represented 1.9% of the net assets of the Fund as of April 30, 2014. The venture capital private placement securities are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, under procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments
Automobiles	$1,529,187	$–	$–	$1,529,187
Banks	5,545,212	8,158,861	–	13,704,073
Beverages	5,096,817	3,375,888	–	8,472,705
Chemicals	4,352,297	3,515,862	–	7,868,159
Construction Materials	2,083,085	8,146,615	–	10,229,700
Commercial Services & Supplies	1,719,946	–	–	1,719,946
Diversified Financial Services	2,605,551	–	–	2,605,551
Food & Staples Retailing	5,777,416	6,270,918	–	12,048,334
Food Products	5,110,138	–	–	5,110,138
Health Care Providers & Services	2,797,690	1,580,280	–	4,377,970
Hotels, Restaurants & Leisure	2,302,736	4,251,665	–	6,554,401
Industrial Conglomerates	85,965	1,858,550	–	1,944,515
Information Technology Services	5,252,660	–	–	5,252,660
Multiline Retail	4,236,367	1,953,986	–	6,190,353
Real Estate Management & Development	8,287,574	4,722,754	–	13,010,328
Road & Rail	2,859,193	1,866,265	–	4,725,458

18	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

Investments	Level 1	Level 2	Level 3	Total
Paper & Forest Products	$–	$–	$–	$–
Pharmaceuticals	–	–	–	–
Software	2,286,086	–	–	2,286,086
Specialty Retail	1,479,269	1,707,724	–	3,186,993
Textiles, Apparel & Luxury Goods	4,710,142	–	–	4,710,142
Transportation Infrastructure	6,850,996	1,581,921	–	8,432,917
Other	–	20,169,000	–	20,169,000
Venture Capital	–	–	2,824,238	2,824,238
Total Investments	$74,968,327	$69,160,289	$2,824,238	$146,952,854

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the period ended April 30, 2014 the following securities transferred from Level 1 to 2 because there was a fair value factor applied at April 30, 2014: Castrol (India) Ltd in the amount of $1,428,390, Container Corp. of India in the amount of $1,866,265, Godrej Consumer Products Ltd. in the amount of $2,709,533, Hana Microelectronics PCL, Foreign Shares in the amount of $2,064,957 and SP Setia Bhd in the amount of $1,540,568. During the period ended April 30, 2014 the following securities transferred from Level 2 to 1 because there was no fair value factor applied at April 30, 2014: Clicks Group Ltd. in the amount of $3,389,252, Fraser & Neave Holdings Bhd in the amount of $661,461, Oriental Holdings Bhd in the amount of $1,529,187, Petra Foods Ltd. in the amount of $3,250,698, The Ramco Cements Ltd. in the amount of $2,083,085 and Texwinca Holdings Ltd. in the amount of $1,572,434.

The significant unobservable inputs used in the fair value measurement of the Fund’s venture capital holdings are audited financial statements, interim financial statements, capital calls, and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 4/30/14	Valuation Technique	Unobservable Inputs	Range
Venture Capital	$2,824,238	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$22,456-$114,442

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Contributed	Distributions/ Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of 4/30/2014
Venture Capital	$2,802,568	$–	$(625,157)	$844,266	$–	$(197,439)	$–	$–	$2,824,238
Total	$2,802,568	$–	$(625,157)	$844,266	$–	$(197,439)	$–	$–	$2,824,238

Change in unrealized appreciation/depreciation relating to investments still held at April 30, 2014 is $255,488.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

(b) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)             market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)          purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(c) Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(d) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(e) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2013 are subject to such review.

(f) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

20	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. Effective March 6, 2013, AAML has agreed to contractually waive 0.05% of its annual advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement shall continue until the end of the current term of the Advisory Agreement and may continue thereafter if specifically approved by the Adviser and the Fund’s Board. Prior to March 6, 2013, AAML voluntarily waived an equal portion of its advisory fee. For the six month period ended April 30, 2014, AAML earned $804,363 for advisory services, of which AAML waived $32,995.

(b) Fund Administration:

Effective April 1, 2014, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets. For the six month period ended April 30, 2014, AAMI earned $9,650 from the Fund for administration services.

Prior to April 1, 2014, BBH & Co. was the Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds paid BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. The rate would have increased had BBH & Co. been retained to continue to serve as the Administrator to the Fund.

The Fund paid its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the six month period ended April 30, 2014, BBH & Co. earned $12,500 from the Fund for administrative and fund accounting services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six month period ended April 30, 2014, the Fund incurred fees of approximately $32,447 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the six month period ended April 30, 2014, 1,911 shares were purchased pursuant to the Directors compensation plan. As of April 30, 2014, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2014, were $8,490,747 and $36,817,650, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of April 30, 2014, there were 9,764,732 shares of common stock issued and outstanding.

On December 6, 2013 the Board of Directors declared the payment of an elective cash distribution in the amount of $6.02616 per share of common stock to be paid on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. This distribution represented the capital gains realized from sales of portfolio securities following the Fund’s change in investment policy. The distribution was payable in shares of the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders was limited to 60% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the cash distribution was pro-rated among all stockholders who made such requests. Shareholders who requested cash distributions

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	21

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

received $4.37 per share or 72.60% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $13.09 per share, which equalled the average closing price of the Fund’s common shares on the NYSE MKT on

January 23, 2014 and the two preceding trading days. Following the close of the elective stock distribution, the Fund issued 1,518,067 shares. Following the closing of the elective cash distribution, the Fund’s number of shares was 9,764,732.

6. Restricted Securities:

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 4/30/14	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	$989,431	$364,239	0.25	$268,344	$625,413
Concord Fund I Liquidating Main Trust	12/08/97 – 09/29/00	1,194,943	79,400	0.05	1,386,405	–
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	2,548,728	300,102	0.20	7,478,677	851,171
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,717,032	255,145	0.17	885,262	–
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	223,817	481,114	0.32	401,833	–
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/12/08	820,820	99,378	0.07	804,759	–
Technology Crossover Ventures IV, L.P.	03/08/00 – 09/27/10	359,691	7,613	0.01	3,036,050	48,000
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,285,581	1,100,736	0.74	1,109,561	–
Vidyo, Inc. Trust	10/24/12	461,682	90,668	0.06	–	–
Walden-Israel Ventures III, L.P.	02/23/01 – 10/20/10	692,703	45,843	0.03	1,295,127	–
Total		$10,294,428	$2,824,238	1.90	$16,666,018	$1,524,584

The Fund may incur certain costs in connection with the disposition of the above securities.

Amounts listed as “–” are $0 or round to $0.

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the six month period ended April 30, 2014, the Fund did not repurchase shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment

22	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of venture capital funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the venture capital funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

(d) Risks Associated with Focus on Emerging Markets Smaller Companies:

The Fund focuses its investments in the equity securities of emerging markets smaller companies issuers. Securities of companies in emerging market countries are generally more volatile, harder to price and less liquid than U.S. securities, due to less stable governments, more volatile currencies and less established markets. Additionally, smaller companies are usually less stable in and price and less liquid than those of larger, more established companies. These risks will have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these types of securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2014 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Depreciation
$167,093,512	$7,261,521	$(27,402,179)	$(20,140,658)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of April 30, 2014.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	23

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 27, 2014 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To re-elect one director to serve as a Class I director for a three year term until his successor is duly elected and qualify:

	Votes For	Votes Withheld
Martin M. Torino	4,837,487	3,545,008

Directors whose term of office continued beyond this meeting are as follows: Alexander Zagoreos, Steven N. Rappaport, Enrique R. Arzac, and James J. Cattano.

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser”) require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its in-person meeting on December 10, 2013, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory

Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Board in connection with their consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the

24	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Supplemental Information (unaudited) (continued)

Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Boards reviewed, among other things, the Advisers’ investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’s brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return. The Fund’s total return was not compared to the funds in the Fund’s Morningstar category because of the Fund’s recent restructure.

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board took into account management’s discussion of the Fund’s performance, including that the Fund’s annualized net total return was above the Fund’s benchmark for the one- and three-year periods and below the Fund’s benchmark during the five-and ten-year periods ended September 30, 2013, as measured against the benchmark that was in place for the Fund during the respective periods. Management noted that the Fund had changed its investment strategy on March 15, 2013 and had changed its benchmark from the MSCI EM Infrastructure Index to the MSCI Emerging Markets Small Cap Index effective April 1, 2013. Management also noted to the Board that that SI Morningstar Category comparison was intentionally omitted from the materials because the Fund was the only closed-end fund within its Morningstar Group. Management also informed the Board that the Fund’s investment adviser had confirmed with Morningstar that the Fund had transitioned from the Emerging Markets Communications category to the Emerging Markets Diversified category and that this change would be reflected in future data reports received from SI.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (the “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each U.S. closed-end, country-specific equity fund managed by Aberdeen Asset Management Asia Limited, an affiliate of the Adviser. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI, which indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended June 30, 2013, and which reflects both the advisory fee and the current administration fee) was above the median expense ratio of its Peer

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	25

Supplemental Information (unaudited) (concluded)

Group; and, the Fund’s annualized net total expense ratio based on average net assets for the six months ended June 30, 2013 was above the median of its Peer Group.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•                  the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•                  whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•                  the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•                  so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*	*	*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreement for an additional one-year period.

26	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Steven N. Rappaport

Martin M. Torino

Alexander Zagoreos

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Investment Adviser

Aberdeen Asset Managers Limited

Bow Bells House

1 Bread Street

London, United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of April 30, 2014, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “ETF”. Information about the Fund’s net asset value and market price is available at www.aberdeenetf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

ETF-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended April 30, 2014, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
November 1, 2013 through November 30, 2013	None	None	None	824,667
December 1, 2013 through December 31, 2013	None	None	None	824,667
January 1, 2014 through January 31, 2014	None	None	None	824,667
February 1, 2014 through February 28, 2014	None	None	None	824,667
March 1, 2014 through March 31, 2014	None	None	None	824,667
April 1, 2014 through April 30, 2014	None	None	None	824,667
Total	None	None	None	—

(1) The Fund’s open market repurchase program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The open market repurchase program does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 3, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 3, 2014